UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 16, 2022
Commission File Number 1-13610
CREATIVE MEDIA & COMMUNITY TRUST CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	75-6446078
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)
17950 Preston Road, Suite 600, Dallas, TX 75252	(972) 349-3200
(Address of Principal Executive Offices)	(Registrant's telephone number)
CIM Commercial Trust Corporation
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	CMCT	Nasdaq Global Market
Common Stock, $0.001 Par Value	CMCT-L	Tel Aviv Stock Exchange
Series L Preferred Stock, $0.001 Par Value	CMCTP	Nasdaq Global Market
Series L Preferred Stock, $0.001 Par Value	CMCTP	Tel Aviv Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01 Entry into a Material Definitive Agreement.
On June 16, 2022, Creative Media & Community Trust Corporation (the “Company”) entered into a Third Amended and Restated Dealer Manager Agreement (the “Agreement”) with CIM Service Provider, LLC and CCO Capital, LLC (the “Dealer Manager”), pursuant to which the Dealer Manager has agreed to serve as the exclusive dealer manager for the Company’s offering (the “Offering”) of a maximum of $692,312,129, on an aggregate basis, of Series A1 Preferred Stock, par value $0.001 per share, of the Company (the “Series A1 Preferred Stock”). Pursuant to the Agreement, the Dealer Manager will not, and will instruct all soliciting dealers not to, solicit or make any offers for the sale of shares of Series A Preferred Stock, par value $0.001 per share, of the Company (the “Series A Preferred Stock”) and Series D Preferred Stock, par value $0.001 per share, of the Company (the “Series D Preferred Stock”). The Company offered shares of the Series A Preferred Stock and Series D Preferred Stock in a prior offering that commenced on January 28, 2020 (the “Prior Offering”), which Prior Offering will be replaced by the Offering.
The Agreement requires the Dealer Manager to use its reasonable best efforts to sell the shares of Series A1 Preferred Stock offered in the Offering. Subject to the terms, conditions and limitations described in the Agreement, the Company will pay to the Dealer Manager in connection with the Offering (1) a dealer manager fee of up to 3.00% of the aggregate selling price of the Series A1 Preferred Stock sold in the Offering and (2) selling commissions of up to 7.00% of the aggregate selling price of the Series A1 Preferred Stock sold in the Offering. The Dealer Manager reallows the full selling commission and, in its sole discretion, may reallow to another broker-dealer authorized by the Dealer Manager to sell shares in the Offering a portion of the dealer manager fee earned by the Dealer Manager in respect of shares sold by such broker-dealer.
The Dealer Manager is a registered broker dealer and an affiliate of the Company that is under common control with CIM Capital, LLC, an affiliate of CIM Group, L.P. that, through its four wholly-owned subsidiaries (CIM Capital Securities Management, LLC, a securities manager, CIM Capital RE Debt Management, LLC, a debt manager, CIM Capital Controlled Company Management, LLC, a controlled company manager, and CIM Capital Real Property Management, LLC, a real property manager) provides certain services to CIM Urban Partners, L.P., a wholly-owned subsidiary of the Company, pursuant to an investment management agreement, and CIM Service Provider, LLC, an affiliate of CIM Group, L.P. that provides, or arranges for other service providers to provide, management and administration services to the Company and all of its direct and indirect subsidiaries pursuant to a master services agreement.
The description of the Agreement is only a summary and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached to this Form 8-K as Exhibit 1.1, which is incorporated herein by reference.
Item 3.03 Material Modification to Rights of Security Holders.
The information in Item 5.03 below is incorporated herein by reference.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On June 16, 2022, the Company filed with the State Department of Assessments and Taxation of Maryland an articles supplementary to the charter of the Company setting forth the terms of the Series A1 Preferred Stock (the “Series A1 Articles Supplementary”).
The Series A1 Articles Supplementary classify and designate 23,000,000 shares of authorized but unissued preferred stock, $0.001 par value per share, of the Company and reclassify and designate 5,000,000 shares of authorized but unissued Series D Preferred Stock as the shares of Series A1 Preferred Stock. Each share of Series A1 Preferred Stock has an initial stated value of $25.00 per share (the “Series A1 Stated Value”).
Subject to the preferential rights of the holders of any class or series of capital stock of the Company ranking senior to the Series A1 Preferred Stock, if any such class or series of stock is authorized in the future, the holders of Series A1 Preferred Stock are entitled to receive, if, as and when authorized by the Company’s board of directors (the “Board of Directors”) and declared by the Company out of legally available funds, cumulative cash dividends on each share of Series A1 Preferred Stock at a quarterly rate of the greater of (i) six percent (6.00%) of the Series A1 Stated Value, divided by four (4) and (ii) the Federal Funds (Effective) Rate on the dividend determination date (as defined below), plus two and fifty hundredths of a percent (2.50%) of the Series A1 Stated Value, divided by four (4), up to a maximum of two and fifty hundredths of a percent (2.50%) of the Series A1 Stated Value per quarter (the “Series A1 Dividend”), as determined on each applicable dividend determination date.
Whether the Series A1 Dividend for any given calendar quarter falls under (i) or (ii) will be determined by the Company as of the dividend determination date for such quarter. For any such quarter and the corresponding dividend determination date, the Federal Funds (Effective) Rate for such quarter and corresponding dividend determination date will be the rate for the business day immediately preceding such dividend determination date as published on the dividend determination date in the Selected Interest Rates (Daily)-H.15 release of the Board of Governors of the Federal Reserve System, available at www.federalreserve.gov/releases/h15/update, or any successor site or publication (the “H.15 Daily Update”) under the heading “Federal Funds (Effective).” If such rate is not published in H.15 Daily Update by 5:00 p.m., New York City time, on the dividend determination date, the Federal Funds (Effective) Rate for such dividend determination date will be the Federal Funds (Effective) Rate as published for the first preceding New York banking day for which the Federal Funds (Effective) Rate can be determined in accordance with the immediately preceding sentence of this paragraph.
For purposes of this discussion of determination of the Series A1 Dividend, (i) the “dividend determination date” for any given calendar quarter means the first business day of the month immediately preceding such quarter, (ii) “quarter” and “calendar quarter” means a period of three calendar months ending on March 31, June 30, September 30, or December 31, (iii) “dividend period” means each calendar quarter and (iv) “business day” means any day, other than Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law to close, or a day which is or is declared a national or a New York state holiday.
The Series A1 Dividend for the second calendar quarter of 2022 will be determined at a quarterly rate of six percent (6.00%) of the Series A1 Stated Value, divided by four (4), and the Company expects that the Series A1 Dividend for the third calendar quarter of 2022 will be determined using the same such rate.
The Series A1 Dividend is cumulative from the date of issuance of a given share of Series A1 Preferred Stock. The Series A1 Dividend accrues and is paid on the basis of a 360-day year consisting of twelve 30-day months. The Series A1 Dividend is payable quarterly on the fifteenth day of the month following the quarter for which a given dividend was declared or, if not a business day, the next succeeding business day; provided, however, the Board of Directors (or an authorized officer of the Company, if one is delegated such power by the Board of Directors) may, from time to time in its sole discretion, elect to pay the Series A1 Dividend on a day other than the fifteenth day of the month or more or less frequently than monthly (but no less frequently than quarterly). For the avoidance of doubt, no such adjustment to the frequency with which Series A1 Dividend is actually paid by the Company has or will have any effect on the amount of dividends holders of Series A1 Preferred Stock are entitled to receive.
Subject to limitations described in the Series A1 Articles Supplementary, shares of Series A1 Preferred Stock may be redeemed at the option of the holder thereof at any time. Upon such redemption by a holder, the holder will receive any accrued and unpaid dividends on such redeemed shares plus a redemption price per share of Series A1 Preferred Stock payable by the Company equal to (1) 91% of the Series A1 Stated Value for any redemption prior to the first anniversary of the date of issuance, (2) 92% of the Series A1 Stated Value for any redemption on or after the first anniversary, but prior to the second anniversary, of the date of issuance, (3) 93% of the Series A1 Stated Value for any redemption on or after the second anniversary, but prior to the third anniversary, of the date of issuance, (4) 94% of the Series A1 Stated Value for any redemption on or after the third anniversary, but prior to the fourth anniversary, of the date of issuance, (5) 95% of the Series A1 Stated Value for any redemption on or after the fourth anniversary, but prior to the fifth anniversary, of the date of issuance and (6) 100% of the Series A1 Stated Value for any redemption on or after the fifth anniversary of the date of issuance.
In addition, from and after the date that is twenty-four months following the date of issuance of any shares of Series A1 Preferred Stock, the Company has the right (but not the obligation) to redeem such shares at 100% of the Series A1 Stated Value, plus any accrued but unpaid Series A1 Dividends thereon.
The redemption price payable by the Company will be paid at the election of the Company, in its sole discretion, in cash or in equal value through the issuance of shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”), with such value of the Common Stock to be determined based on the volume-weighted average price of the Common Stock for the 20 trading days prior to the redemption. The redemption price will be paid by the Company on a date selected by the Company that is no later than 60 days after notice is received by the Company.
The Series A1 Preferred Stock ranks, with respect to dividend rights: (1) senior to the Series L Preferred Stock, par value $0.001 per share, of the Company (the “Series L Preferred Stock”), Common Stock and any other class or series of capital stock of the Company, the terms of which expressly provide that the Series A1 Preferred Stock ranks senior to such class or series as to dividend rights; (2) on parity with the Series A Preferred Stock and Series D Preferred Stock, and any other class or series of capital stock of the Company, including capital stock issued in the future, the terms of which expressly provide that such class or series ranks on parity with the Series A1 Preferred Stock as to dividend rights; (3) junior to any class or series of capital stock of the Company, including capital stock issued in the future, the terms of which expressly provide that such class or series ranks senior to the Series A1 Preferred Stock as to dividend rights; and (4) junior to all existing and future debt obligations of the Company.
The Series A1 Preferred Stock ranks, with respect to rights upon the liquidation, winding-up or dissolution of the Company: (1) senior to the Series L Preferred Stock (except as described below), Common Stock and any other class or series of capital stock of the Company, the terms of which expressly provide that the Series A1 Preferred Stock ranks senior to such class or series as to rights upon the liquidation, winding-up or dissolution of the Company; (2) on parity with the Series A Preferred Stock, Series D Preferred Stock and Series L Preferred Stock (to the extent of the stated value of the Series L Preferred Stock, which is presently $28.37 and is subject to appropriate adjustment in limited circumstances) and with each class or series of capital stock of the Company, including capital stock issued in the future, the terms of which expressly provide that such class or series ranks on parity with the Series A1 Preferred Stock as to rights upon the liquidation, winding-up or dissolution of the Company; (3) junior to each class or series of capital stock of the Company, including capital stock issued in the future, the terms of which expressly provide that such class or series ranks senior to the Series A1 Preferred Stock as to rights upon the liquidation, winding-up or dissolution of the Company; and (4) junior to all existing and future debt obligations of the Company.
Upon any voluntary or involuntary liquidation, dissolution or winding-up of the Company, before any distribution or payment is made to holders of Common Stock or any other class or series of capital stock ranking junior to shares of Series A1 Preferred Stock, the holders of shares of Series A1 Preferred Stock will be entitled to be paid out of assets of the Company legally available for distribution to its stockholders, after payment or provision for all debts and other liabilities of the Company, a liquidation preference per share equal to the Series A1 Stated Value, plus an amount equal to any accrued and unpaid dividends (whether or not declared) to and including the date of payment. If upon the voluntary or involuntary liquidation, dissolution or winding-up of the Company, the available assets of the Company, or proceeds thereof, distributable among the holders of the Series A1 Preferred Stock are insufficient to pay in full the foregoing liquidation preference and the liquidating payments on any shares of any class or series of stock ranking on parity to the Series A1 Preferred Stock with respect to liquidation, dissolution or winding-up (“Series A1 Parity Stock”), then such assets, or the proceeds thereof, will be distributed among the holders of the Series A1 Preferred Stock and any such Series A1 Parity Stock ratably in the same proportion as the respective amounts that would be payable on such Series A1 Preferred Stock and any such Series A1 Parity Stock if all amounts payable thereon were paid in full.
The description of the Series A1 Amendment is only a summary and is qualified in its entirety by reference to the full text of the Series A1 Amendment, a copy of which is attached to this Form 8-K as Exhibit 3.1 and which is incorporated herein by reference.
Item 8.01 Other Events.
The Company filed with the U.S. Securities and Exchange Commission (the “SEC”) a prospectus supplement, dated June 10, 2022 (the “Prospectus Supplement”), to the shelf registration statement on Form S-3 (Reg. No. 333-233255), declared effective by the SEC on November 27, 2019, pursuant to which the Company will conduct the Offering.
The Dealer Manager may solicit securities dealers to solicit subscriptions for the shares of Series A1 Preferred Stock, which securities dealers shall be subject to the terms of Soliciting Dealer Agreements, a form of which is attached to this Form 8-K as Exhibit 1.2.
Venable LLP, counsel to the Company, has issued a legal opinion relating to the validity of the shares offered in the Offering, a copy of which is attached to this Form 8-K as Exhibit 5.1.
Sullivan & Cromwell LLP, counsel to the Company, has issued a legal opinion relating to certain federal income tax consequences of the Offering described in the section of the Prospectus Supplement captioned “Material U.S. Federal Income Tax Consequences”, a copy of which is attached to this Form 8-K as Exhibit 8.1.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Exhibit Description
1.1	Third Amended and Restated Dealer Manager Agreement, dated as of June 16, 2022, by and among Creative Media & Community Trust Corporation, CIM Service Provider, LLC and CCO Capital, LLC.
1.2	Form of Soliciting Dealer Agreement.
3.1	Articles Supplementary to the Articles of Amendment and Restatement of Creative Media & Community Trust Corporation, designating the Series A1 Preferred Stock.
5.1	Opinion of Venable LLP.
8.1	Opinion of Sullivan & Cromwell LLP.
23.1	Consent of Venable LLP (included in Exhibit 5.1).
23.2	Consent of Sullivan & Cromwell LLP (included in Exhibit 8.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CREATIVE MEDIA & COMMUNITY TRUST CORPORATION
Dated: June 17, 2022	By:	/s/ David Thompson David Thompson Chief Executive Officer